THE EAGLE INTERNATIONAL EQUITY PORTFOLIO [LOGO]


SEMIANNUAL REPORT (unaudited)



April 30, 1997




EAGLE
ASSET MANAGEMENT INC.

880 Carillon Parkway  P.O. Box 10520
St. Petersburg, FL  33733-0520
(813) 573-2453  (800) 237-3101

                                                                   June 16, 1997

Dear Fellow Shareholders:

It is our pleasure to provide you with the semiannual report for the Eagle International Equity Portfolio (the "Fund") of Heritage Series Trust for the period ended April 30, 1997. During this period your Fund's Eagle class shares appreciated by 6.15%. For the same period, the Morgan Stanley Capital International Europe Asia and Far East (EAFE) Index returned only 1.57%. The average for mutual funds in the International-Foreign category as published by Lipper Analytical Services, Inc. was 6.93% for the same period.

Your Fund's investment portfolio is managed by Martin Currie, Inc. of Edinburgh, Scotland. Martin Currie was founded over a century ago and for decades has been an active investor in the world's stock markets. In managing your Fund's portfolio, Martin Currie generally invests a majority of the Fund's assets in developed stock markets around the world. You will usually see relatively large positions in Japan, the United Kingdom and other western European countries. Martin Currie also invests a portion of your Fund's assets in developing markets. Current positions include Latin American markets and India, for example. In the commentary that follows, Martin Currie provides further details on the markets in which your Fund invests as well as their outlook for international markets going forward.

While returns from investments in U.S. stocks have recently outperformed many foreign markets, we should remember that a majority of the total market capitalization of the world's stock markets is outside the United States. We believe that you will be rewarded for your confidence in committing a portion of your portfolio to these markets through investments such as the Eagle International Equity Portfolio.

On behalf of all of us at Heritage and Eagle, thank you for your investments with us. We look forward to serving your investment needs for years to come.

Sincerely,                                  Sincerely,


/s/ Stephen G. Hill                                    /s/ Richard K. Riess
------------------------------------                   ---------------------------
Stephen G. Hill                                        Richard K. Riess
President                                              President
Heritage Series Trust                                  Eagle Asset Management, Inc.
Eagle International Equity Portfolio

                              SEMIANNUAL REPORT

MARKET COMMENTARY from MARTIN CURRIE, INC.                         June 11, 1997
Eagle International Equity Portfolio

The Eagle International Equity Portfolio is constructed with the goal of outperforming the Morgan Stanley Capital International Europe, Australia Far East Index ("EAFE Index"). The countries in which it invests are selected for their ability to generate high real rates of economic growth, consistent with reasonable political and currency stability. Securities of industrial issuers are selected following an intensive research process, designed to screen out companies with either weak financial structures, market positions or poor management. The ability to produce premium growth in earnings is paramount.

Over the six months to 30 April 1997, international markets continued to move ahead, helped by a recovery in non-index markets, particularly Latin America. The Japanese market remained an exception, by weakening further. The Fund rose by over 6% during the period, compared to a return of less than 2% from the MSCI EAFE Index.

CONTINENTAL EUROPEAN stock markets (34.2% of net assets as of April 30) were robust during the period, helped by supportive bond markets and weak currencies. Corporate restructuring provided additional impetus for markets to move ahead. We added new holdings reflecting this restructuring theme over the period, such as Rhone-Poulenc (France), Volkswagen (Germany), Philips Electronics (Netherlands) and ABB (Sweden) reflect the restructuring themes.

In the UNITED KINGDOM (19.0% of net assets), the equity market moved strongly ahead through April 30, supported by benign economic news and good liquidity. Financial stocks were significant outperformers. We added holdings in Scottish Power (with utilities fully discounting a change of government), Royal Bank of Scotland and General Electric (with new management now in place). For Europe as a whole, a changed government in the UK, and key elections in Europe may well create further uncertainty over EMU convergence. Interest rates will remain subdued and corporate activity will be sufficient to keep earnings moving ahead. Valuations remain at attractive levels.

The JAPANESE stock market (17.3% of net assets) weakened further through April
30. We reduced our position and removed the currency protection against a weaker yen. The real casualty of the recent fall in the Japanese Index has been the financial sector, where we have remained very underweighted, preferring manufacturing stocks, which are the beneficiaries of the yen's weakness and corporate profit recovery. This strategy offset the worst of the index fall. Monetary policy remains relaxed in the region and we are beginning to see some signs of the yen firming and economic conditions improving. Such evidence points to an increase in domestic and medium sized holdings within the portfolio. International investors have returned to the market.

ASIAN markets (16.6% of net assets) generally performed poorly as a region. Singapore, The Philippines, South Korea and Thailand were very weak. Hong Kong, Taiwan and Australia stood out in contrast. We added to Hong Kong over the period, with holdings such as China Overseas Land benefiting from a gradual recovery in China's economy and increased confidence over the transfer of sovereignty. We have no exposure to Thailand, South Korea and Taiwan.

Our response to SMALLER MARKETS has concentrated on LATIN AMERICA (7.4% of net assets). Brazil and Peru were the top performing markets. We have had overweighted positions in the key blue chip stocks such as Telebras, Petrobas and Telefonica del Peru. We broadened both our market and stock exposure over the period, through privatisations such as CTC (Chile) and CANTV (Venezuela). Elsewhere, we invested in holdings from India, while decreasing our holdings in Taiwan, because of improved political stability and market liquidity that saw the market off its lows. We currently have no exposure to South Africa.

                             2 SEMIANNUAL REPORT

In terms of our outlook, we believe the cycle of economic activity, corporate profits and share prices in North America is now very extended. In contrast, major international markets do not look expensive, particularly relative to bonds.

In the UK, a change of government should not impact dramatically on the benign environment for equities. However, some uncertainty will prevail in the short term over tax changes. In Continental Europe, where economic activity is yet to revive, our investment theme is the change in management culture that permits companies to be run for the benefit of shareholders rather than for other groups.

In Japan, we see an opportunity to take advantage of recovery in certain sectors of the economy. In Asia, the dominant theme will be China. Some opportunities again are appearing in the region as export growth recovers elsewhere. In the smaller markets area, we believe Latin America offers the greatest potential.

We appreciate your confidence in investing with us. We look forward to providing you a further update after the Fund's fiscal year.

                             3 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1997
                                  (UNAUDITED)

                                                                                  MARKET
    SHARES                                                                         VALUE
---------------                                                                   ------
COMMON STOCKS--93.7%(A)
------------------------
  ARGENTINA--0.9%
  --------------
         16,000   Compania Perez Companc SA...................................  $   129,773
          5,000   Telefonica de Argentina, ADR................................      166,250
                                                                                -----------
                                                                                    296,023
                                                                                -----------
  AUSTRALIA--1.6%
  --------------
          6,000   Lend Lease Corporation......................................      114,825
         13,500   National Australia Bank, Ltd................................      184,766
         65,000   News Corporation, Ltd.......................................      247,875
                                                                                -----------
                                                                                    547,466
                                                                                -----------
  AUSTRIA--1.0%
  ------------
          2,200   V.A. Technologie AG.........................................      341,869
                                                                                -----------
  BRAZIL--2.7%
  -----------
          8,000   Centrais Electricas Brasileiras, ADR........................      179,000
          5,000   Compania Vale Do Rio Doce, ADR..............................      127,500
         10,000   Petrobras, ADR..............................................      212,031
          3,500   Telebras, ADR...............................................      401,625
                                                                                -----------
                                                                                    920,156
                                                                                -----------
  CHILE--0.8%
  ----------
          8,500   Compania de Telefonos de Chile SA, ADR......................      275,188
                                                                                -----------
  DENMARK--1.0%
  --------------
          3,300   Novo Nordisk................................................      326,460
                                                                                -----------
  FRANCE--8.1%
  ------------
          8,100   AXA-UAP Groupe..............................................      498,365
          3,500   Elf Aquitaine (Ste Nationale)...............................      339,416
          2,950   L'Air Liquide SA............................................      444,282
          7,900   Michelin....................................................      441,393
         12,400   Rhone-Poulenc SA............................................      417,051
          8,440   Schneider SA................................................      475,758
          4,600   Seita.......................................................      163,776
                                                                                -----------
                                                                                  2,780,041
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                             4 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1997
                                  (UNAUDITED)
                                  (CONTINUED)

                                                                                  MARKET
    SHARES                                                                         VALUE
---------------                                                                   ------
  GERMANY--8.8%
  --------------
          9,600   Deutsche Bank AG............................................  $   506,664
          3,287   Deutsche Telekom............................................       71,328
         13,200   Hoechst AG..................................................      518,305
          1,300   Mannesmann AG...............................................      511,202
          2,900   SGL Carbon AG...............................................      404,406
          9,101   VEBA AG.....................................................      468,766
            800   Volkswagen AG...............................................      508,604
                                                                                -----------
                                                                                  2,989,275
                                                                                -----------
  HONG KONG--9.0%
  ----------------
        229,000   Amoy Properties, Ltd........................................      226,147
         52,000   Cheung Kong Holdings, Ltd...................................      456,464
        467,000   China Overseas Land & Investments...........................      263,748
         37,000   China Light and Power Company, Ltd..........................      166,695
         35,000   Citic Pacific, Ltd..........................................      189,311
        138,000   First Pacific Bank..........................................      164,784
        159,800   Hong Kong Telecom Company, Ltd..............................      274,361
         15,896   HSBC Holdings...............................................      402,197
         55,000   Hutchison Whampoa, Ltd......................................      408,249
         59,000   New World Development, Ltd..................................      340,450
         22,000   Swire Pacific, Ltd, Class "A"...............................      169,690
                                                                                -----------
                                                                                  3,062,096
                                                                                -----------
  INDIA--1.8%
  ----------
          8,032   Indian Opportunities Fund, Ltd..............................       73,655
         30,500   Schroder India Fund.........................................      323,056
         12,000   Videsh Sanchar Nigam, Ltd...................................      233,760
                                                                                -----------
                                                                                    630,471
                                                                                -----------
  INDONESIA--0.7%
  --------------
        160,000   PT Telkom...................................................      232,099
                                                                                -----------
  ITALY--0.9%
  ----------
         63,472   ENI.........................................................      322,147
                                                                                -----------
  JAPAN--16.6%
  ------------
         17,000   Canon, Incorporated.........................................      403,120
             37   DDI Corporation.............................................      245,724
         31,000   Hitachi, Ltd................................................      280,852
          8,000   Ito-Yokado Company, Ltd.....................................      383,818
         34,000   Kamigumi Company, Ltd.......................................      168,212
          2,000   Kyocera Corporation.........................................      119,746
          2,000   Mabuchi Motor Company, Ltd..................................      101,312
         10,000   Marui Company, Ltd..........................................      164,651
         47,000   Mitsubishi Heavy Industries.................................      310,285
         17,000   Mitsui Fudosan Company, Ltd.................................      194,194

    The accompanying notes are an integral part of the financial statements.

                             5 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1997
                                  (UNAUDITED)
                                  (CONTINUED)

                                                                                  MARKET
    SHARES                                                                         VALUE
---------------                                                                   ------


  JAPAN--(CONTINUED)
  ----------------
         22,000   Nippon Express Company, Ltd.................................  $   151,652
         12,000   Nitto Denko Corporation.....................................      173,947
         11,000   Nomura Securities Company, Ltd..............................      123,055
          1,000   Riso Kagaku Corporation.....................................       59,085
          6,000   Rohm Company, Ltd...........................................      465,120
          3,000   Secom Company, Ltd..........................................      178,438
          4,000   Shimachu Company, Ltd.......................................       96,112
         18,000   Shin-Etsu Chemical Company, Ltd.............................      363,020
          5,000   Sony Corporation............................................      363,966
         25,000   Sumitomo Electric Industries, Ltd...........................      338,756
         15,000   Taisho Pharmaceutical Company...............................      371,056
         17,000   Tokio Marine & Fire Insurance...............................      166,069
         15,000   Toyota Motor Corporation....................................      434,868
                                                                                -----------
                                                                                  5,657,058
                                                                                -----------
  MALAYSIA--1.8%
  -------------
         36,000   AMMB Holdings, Ltd..........................................      239,446
         19,000   Edaran Otomobile Nasional...................................      179,345
         30,000   United Engineers Malaysia...................................      212,681
                                                                                -----------
                                                                                    631,472
                                                                                -----------
  MEXICO--2.1%
  ------------
         47,300   Cemex.......................................................      173,213
        144,000   Cifra SA DE CV..............................................      221,078
         13,000   Corporation Industrial ALFA.................................       71,981
          4,000   Empresas ICA Sociedad Contro................................       59,500
         90,000   Grupo Financiero Banamex....................................      192,764
                                                                                -----------
                                                                                    718,536
                                                                                -----------
  NETHERLANDS--4.3%
  -----------------
         28,500   Elsevier NV.................................................      456,398
         14,500   ING Groep NV................................................      569,343
          8,200   Philips Electronics NV......................................      428,035
                                                                                -----------
                                                                                  1,453,776
                                                                                -----------
  PERU--0.2%
  ----------
          2,400   Telefonica Del Peru.........................................       57,600
                                                                                -----------
  PHILIPPINES--0.7%
  ----------------
          4,150   Philippine Long Distance Telephone..........................      231,363
                                                                                -----------
  SINGAPORE--1.0%
  --------------
         28,000   Development Bank of Singapore...............................      332,712
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                              6 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1997
                                  (UNAUDITED)
                                  (CONTINUED)

                                                                                  MARKET
    SHARES                                                                         VALUE
---------------                                                                   ------
  SPAIN--3.0%
  -----------
          6,345   Banco de Santander S.A......................................  $   477,378
          8,500   Cen. Comerciales Continente.................................      143,600
         15,500   Telefonica de Espana SA.....................................      397,028
                                                                                -----------
                                                                                  1,018,006
                                                                                -----------
  SWEDEN--1.8%
  -------------
         37,400   ABB AB......................................................      455,301
          5,200   LM Ericsson.................................................      164,391
                                                                                -----------
                                                                                    619,692
                                                                                -----------
  SWITZERLAND--5.2%
  ----------------
            487   Novartis AG.................................................      641,581
             80   Roche Holdings AG Genusscheine..............................      675,667
          1,420   Zurich Versicher............................................      466,237
                                                                                -----------
                                                                                  1,783,485
                                                                                -----------
  UNITED KINGDOM--19.0%
  ---------------------
         42,000   British Telecommunications, PLC.............................      307,682
         37,000   Cable & Wireless, PLC.......................................      284,921
         31,000   General Electric Company, PLC...............................      184,051
         20,000   GKN, PLC....................................................      308,590
         18,500   Glaxo Wellcome, PLC.........................................      363,703
         21,200   Granada Group, PLC..........................................      306,146
         86,000   Ladbroke Group, PLC.........................................      320,583
         65,000   LASMO, PLC..................................................      234,927
         48,000   Lloyds TSB Group, PLC.......................................      437,990
         46,000   Marks & Spencer, PLC........................................      364,570
         21,000   McKechnie, PLC..............................................      168,136
         97,000   NFC, PLC....................................................      222,455
         27,950   Reckitt & Colman, PLC.......................................      380,519
         39,100   Royal Bank of Scotland Group, PLC...........................      368,820
         45,558   Safeway, PLC................................................      252,526
         59,000   Scottish Power, PLC.........................................      357,634
         22,000   Shell Transport & Trading Company...........................      389,011
         23,731   Smiths Industries, PLC......................................      290,003
         13,000   Unilever, PLC...............................................      341,540
         45,000   Wassall, PLC................................................      256,726
         40,000   Wolseley, PLC...............................................      320,259
                                                                                -----------
                                                                                  6,460,792
                                                                                -----------
  VENEZUELA--0.7%
  ---------------
          8,200   Compania Anonima Nacional Telefonos.........................      246,000
                                                                                -----------
                  Total Common Stocks (cost $29,686,984)......................   31,933,783
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                              7 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1997
                                  (UNAUDITED)
                                  (CONTINUED)

   PRINCIPAL                                                                    MATURITY     MARKET
    AMOUNT                                                                        DATE        VALUE
   ---------                                                                    --------   -----------
BONDS--0.7%(A)
-------------

 JAPAN--0.7%
  -------------
       $236,000   MBL International Finance (Bermuda).........................  11/30/02   $   237,917
                                                                                           -----------
                  Total Bonds (cost $26,942)..................................                 237,917
                                                                                           -----------
Total investment portfolio excluding repurchase agreement (cost
$29,713,926)..................................................................              32,171,700
                                                                                           -----------
REPURCHASE AGREEMENT--4.4%(A)
-----------------------------
Repurchase agreement with State Street Bank and Trust Company, dated April 30,
1997, @ 5.3%, to be repurchased at $1,486,219 on May 1, 1997, (collateralized by $1,350,000 United States Treasury Bonds, 8.125%, due August 15, 2019 with a
market value of $1,541,024 including interest) (cost $1,486,000)..............               1,486,000
                                                                                           -----------
TOTAL INVESTMENT PORTFOLIO (COST $31,199,926) 98.8%(A)........................              33,657,700
OTHER ASSETS AND LIABILITIES, 1.2%(A).........................................                 410,857
                                                                                           -----------
NET ASSETS, 100%..............................................................             $34,068,557
                                                                                           ===========



(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $2,457,774 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $3,558,161 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,100,387.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                              8 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1997
                                  (UNAUDITED)
                                  (CONTINUED)

                                                                MARKET         % OF NET
                  INDUSTRY DIVERSIFICATION                       VALUE          ASSETS
                  ------------------------                      ------         --------
Common Stocks
  Banking...................................................  $ 3,114,756         9.1%
  Basic Industries..........................................    2,315,551         6.8%
  Building Materials and Merchandise........................      320,259         0.9%
  Capital Goods.............................................    5,491,842        16.1%
  Consumer Goods and Services...............................    4,822,271        14.2%
  Diversified Industrials...................................      926,268         2.7%
  Electronic and Electrical Equipment.......................      612,085         1.8%
  Energy....................................................    1,315,664         3.9%
  Engineering...............................................      766,729         2.3%
  Finance...................................................    1,515,632         4.4%
  Foods.....................................................      341,540         1.0%
  Household Goods...........................................      380,519         1.1%
  Insurance.................................................    1,130,672         3.3%
  Leisure and Hotels........................................      626,729         1.8%
  Oil, Exploration and Production...........................      234,927         0.7%
  Oil, Integrated...........................................      601,043         1.8%
  Pharmaceuticals...........................................      734,759         2.2%
  Real Estate...............................................    1,765,518         5.2%
  Retail Trade..............................................      617,096         1.8%
  Telecommunications........................................    3,109,837         9.1%
  Transportation and Storage................................      542,320         1.6%
  Utilities.................................................      647,766         1.9%
Bonds.......................................................      237,917         0.7%
Repurchase Agreement........................................    1,486,000         4.4%
                                                              -----------      -------
Total Investments...........................................  $33,657,700        98.8%
                                                              ===========      =======

    The accompanying notes are an integral part of the financial statements.

                             9 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997
                                  (UNAUDITED)

Assets
Investments, at market value (identified cost $31,199,926)
  (Note 1)..................................................              $33,657,700
Cash........................................................                      541
Foreign currency (cost $16,059).............................                   16,059
Receivables:
  Investments sold..........................................                  227,092
  Fund shares sold..........................................                  278,786
  Dividends and interest....................................                  107,124
  Foreign taxes recoverable.................................                   20,163
Deferred organizational expenses (Note 1)...................                   31,200
Deferred state registration expenses (Note 1)...............                   18,515
                                                                          -----------
        Total assets........................................               34,357,180
Liabilities
Payables (Note 4):
  Investments purchased.....................................  $ 57,252
  Due to manager............................................   129,722
  Other accrued expenses....................................    65,228
  Accrued distribution fee..................................    23,908
  Fund shares redeemed......................................     1,000
  Tax withholding payable...................................    11,513
                                                              --------
        Total liabilities...................................                  288,623
                                                                          -----------
Net assets, at market value.................................              $34,068,557
                                                                          ===========
Net Assets
Net assets consist of:
  Paid-in capital...........................................               31,848,746
  Accumulated net investment loss (Note 1)..................                 (273,657)
  Accumulated net realized gain (Notes 1 and 5).............                   36,733
  Net unrealized appreciation on investments and other
    assets and liabilities denominated in foreign
    currencies..............................................                2,456,735
                                                                          -----------
Net assets, at market value.................................              $34,068,557
                                                                          ===========
Eagle Class Shares
Net asset value, redemption and offering price per share
  ($26,322,807 divided by 1,144,174 shares of beneficial
  interest outstanding, no par value) (Notes 1 and 2).......                   $23.01
Class A Shares
Net asset value and redemption price per share ($5,180,569
  divided by 224,563 shares of beneficial interest
  outstanding, no par value) (Notes 1 and 2)................                   $23.07
Maximum offering price per share (100/95.25 of $23.07)......                   $24.22
Class C Shares
Net asset value and offering price per share ($2,565,181
  divided by 111,895 shares of beneficial interest
  outstanding, no par value) (Notes 1 and 2)................                   $22.92

    The accompanying notes are an integral part of the financial statements.

                             10 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                 FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1997
                                  (UNAUDITED)

Investment Income
Income:
  Dividends.................................................              $  212,420
  Interest..................................................                  56,369
                                                                          ----------
        Total income........................................                 268,789
Expenses (Notes 1 and 4):
  Management fee............................................  $147,787
  Distribution fee (Eagle Shares)...........................   119,861
  Distribution fee (Class A Shares).........................     4,907
  Distribution fee (Class C Shares).........................     8,339
  Shareholder servicing fees (Eagle Shares).................     3,586
  Shareholder servicing fees (Class A Shares)...............     2,944
  Shareholder servicing fees (Class C Shares)...............     1,251
  Custodian/Fund accounting fees............................    74,007
  Registration fees.........................................    20,571
  Professional fees.........................................    35,671
  Reports to shareholders...................................    16,223
  Amortization of organization expenses.....................     5,200
  Trustees' fees and expenses...............................     4,179
  Insurance.................................................     1,628
                                                              --------
        Total expenses before fee waiver....................   446,154
        Fees waived by Manager..............................   (73,252)      372,902
                                                              --------    ----------
Net investment income.......................................                (104,113)
                                                                          ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions..............                (143,228)
Net realized gain from foreign currency transactions........                 218,842
Net increase in unrealized appreciation of investments
  during the period.........................................               1,890,022
Net decrease in unrealized appreciation from foreign
  currency during the period................................                (127,547)
                                                                          ----------
        Net gain on investments.............................               1,838,089
                                                                          ----------
Net increase in net assets resulting from operations........              $1,733,976
                                                                          ==========

    The accompanying notes are an integral part of the financial statements.

                            11  SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX MONTH
                                                                 PERIOD ENDED
                                                                APRIL 30, 1997      FOR THE PERIOD ENDED
                                                                 (UNAUDITED)          OCTOBER 31, 1996
                                                              ------------------    --------------------
Increase (decrease) in net assets:
Operations:
  Net investment income (loss)..............................     $  (104,113)           $     1,400
  Net realized gain (loss) on investment transactions.......        (143,228)               176,463
  Net realized gain from foreign currency transactions......         218,842                236,722
  Net increase in unrealized appreciation of investments
    during the period.......................................       1,890,022                589,606
  Net increase (decease) in unrealized appreciation from
    foreign currency during the period......................        (127,547)               142,373
                                                                 -----------            -----------
  Net increase in net assets resulting from operations......       1,733,976              1,146,564
                                                                 -----------            -----------
Distributions to shareholders from:
  Net investment income Eagle Shares, ($0.31 and $0.01 per
    share, respectively)....................................        (318,525)                (7,915)
  Net investment income Class A Shares, ($0.44 per share)...         (62,318)                    --
  Net investment income Class C Shares, ($0.34 per share)...         (18,908)                    --
  Net realized gains Eagle Shares, ($0.17 and $0.47 per
    share, respectively)....................................        (172,431)              (254,085)
  Net realized gains Class A Shares, ($0.17 per share)......         (23,850)                    --
  Net realized gains Class C Shares, ($0.17 per share)......          (9,263)                    --
Increase in net assets from Fund share transactions (Note
  2)........................................................       7,025,590             15,059,163
                                                                 -----------            -----------
Increase in net assets......................................       8,154,271             15,943,727
Net assets, beginning of period.............................      25,914,286              9,970,559
                                                                 -----------            -----------
Net assets, end of period (including accumulated net
  investment loss of $273,657 and undistributed net
  investment income of $230,207, respectively)..............     $34,068,557            $25,914,286
                                                                 ===========            ===========

    The accompanying notes are an integral part of the financial statements.

                             12 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                          EAGLE SHARES*                    CLASS A SHARES*                 CLASS C SHARES*
                                ---------------------------------   -----------------------------   -----------------------------
                                 FOR THE SIX         FOR THE         FOR THE SIX       FOR THE       FOR THE SIX       FOR THE
                                 MONTH PERIOD      PERIOD ENDED      MONTH PERIOD    PERIOD ENDED    MONTH PERIOD    PERIOD ENDED
                                    ENDED          OCTOBER 31,          ENDED        OCTOBER 31,        ENDED        OCTOBER 31,
                                APRIL 30, 1997   ----------------   APRIL 30, 1997   ------------   APRIL 30, 1997   ------------
                                 (UNAUDITED)      1996     1995+     (UNAUDITED)        1996++       (UNAUDITED)        1996++
                                --------------   -------   ------   --------------   ------------   --------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................     $ 22.14       $ 20.79   $20.00      $ 22.25         $ 21.11         $ 22.12         $ 21.11
                                   -------       -------   ------      -------         -------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment income
    (loss)(a).................       (0.09)        (0.01)   (0.03)       (0.01)           0.10           (0.09)          (0.07)
  Net realized and unrealized
    gain on investments.......        1.44          1.84     0.82         1.44            1.04            1.40            1.08
                                   -------       -------   ------      -------         -------         -------         -------
Total from Investment
  Operations..................        1.35          1.83     0.79         1.43            1.14            1.31            1.01
                                   -------       -------   ------      -------         -------         -------         -------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.........       (0.31)        (0.01)      --        (0.44)             --           (0.34)             --
  Distributions from net
    realized gains............       (0.17)        (0.47)      --        (0.17)             --           (0.17)             --
                                   -------       -------   ------      -------         -------         -------         -------
Total Distributions...........       (0.48)        (0.48)      --        (0.61)             --           (0.51)             --
                                   -------       -------   ------      -------         -------         -------         -------
NET ASSET VALUE, END OF
  PERIOD......................     $ 23.01       $ 22.14   $20.79      $ 23.07         $ 22.25         $ 22.92         $ 22.12
                                   =======       =======   ======      =======         =======         =======         =======
TOTAL RETURN (%)(C)(D)........        6.15          8.93     3.95         6.51            5.40            6.00            4.78
RATIOS(%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average daily net
    assets(a).................        2.60(b)       2.60     2.60(b)      1.97(b)         1.97(b)         2.72(b)         2.72 (b)
  Net investment income (loss)
    to average daily net
    assets....................       (0.80)(b)     (0.02)   (0.33)(b)    (0.10)(b)        0.44(b)        (0.77)(b)       (0.32)(b)
  Portfolio turnover rate.....          23(c)         59       61           23 (c)          59              23 (c)          59
  Average commission rate on
    portfolio transactions....     $0.0224       $0.0289       --      $0.0224         $0.0289         $0.0224         $0.0289
Net assets, end of period ($
  millions)...................          26            22       10            5               3               3               1

---------------

 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 + For the period May 1, 1995 (commencement of operations) to October 31, 1995. ++ For the period December 27, 1995 (commencement of Class A and Class C
    Shares) to October 31, 1996.
(a) Excludes management fees waived by the Manager in the amount of $.06 and $.16 per Class A Share, respectively. The operating expense ratio including such items would have been 2.47% (annualized) and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Manager in the amount of $.06 and $.16 per Class C Share, respectively. The operating expense ratio including such items would have been 3.22% (annualized) and 3.44% (annualized) for Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06, $.16 and $.17 per Eagle Share, respectively. The operating expense ratios including such items would have been 3.10% (annualized), 3.31% and 5.09% (annualized) for Eagle Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Calculated without the imposition of front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                             13 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of four separate investment Portfolios, the Eagle International Equity Portfolio (the "Fund"), the Small Cap Stock Fund, the Value Equity Fund and the Growth Equity Fund. The Fund primarily seeks capital appreciation principally through investment in an international portfolio of equity securities.

      The Fund currently issues Eagle Class, Class A and Class C Shares. The
        Eagle Class of shares are subject to certain minimum investment requirements and are sold without any sales charge. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The financial statements for the Small Cap Fund, Growth Equity Fund and Value Equity Fund are presented separately. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Fund calculates its daily net asset value per share. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

      Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

      Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

      Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

      Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

      Distribution of Net Realized Gains: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

      State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

      Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

                             14 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)

      Capital Accounts: The Fund reports the undistributed net investment income
        (accumulated net investment loss) and accumulated net realized gain
        (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

      Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets of dividend eligible shares. All expenses that are directly attributable to a specific class of shares, such as distribution and shareholder servicing fees, are allocated to that class.

Note 2: FUND SHARES. At April 30, 1997, there was an unlimited number of shares of beneficial interest of no par value authorized.

      Transactions in Eagle Shares of the Eagle International Equity Portfolio during the six month period ended April 30, 1997 and for the year ended October 31, 1996 were as follows:

                                                                           EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                                    --------------------------------------------------
                                                                    FOR THE SIX MONTH PERIOD      FOR THE YEAR ENDED
                                                                      ENDED APRIL 30, 1997         OCTOBER 31, 1996
                                                                    ------------------------    ----------------------
        EAGLE SHARES                                                 SHARES        AMOUNT       SHARES       AMOUNT
        ------------                                                ---------    -----------    -------    -----------
        Shares sold...............................................    219,991    $ 4,982,027    534,815    $11,648,653
        Shares issued on reinvestment of distributions............     21,188        475,249     11,917        251,561
        Shares redeemed...........................................    (73,149)    (1,660,727)   (50,151)    (1,114,981)
                                                                    ---------    -----------    -------    -----------
        Net increase..............................................    168,030    $ 3,796,549    496,581    $10,785,233
                                                                                 ===========               ===========
        Shares outstanding:
          Beginning of period.....................................    976,144                   479,563
                                                                    ---------                   -------
          End of period...........................................  1,144,174                   976,144
                                                                    =========                   =======

       Transactions in Class A Shares of the Eagle International Equity Portfolio during the six month period ended April 30, 1997 and for the period ended October 31, 1996 were as follows:

                                                                           EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                                     -------------------------------------------------
                                                                     FOR THE SIX MONTH PERIOD    FOR THE PERIOD ENDED
                                                                       ENDED APRIL 30, 1997        OCTOBER 31, 1996
                                                                     ------------------------    ---------------------
        CLASS A SHARES                                                SHARES        AMOUNT       SHARES       AMOUNT
        --------------                                               ---------    -----------    -------    ----------
        Shares sold................................................     89,381    $ 2,024,132    159,739    $3,524,406
        Shares issued on reinvestment of distributions.............      3,346         75,081         --            --
        Shares redeemed............................................     (8,007)      (181,280)   (19,896)     (444,547)
                                                                     ---------    -----------    -------    ----------
        Net increase...............................................     84,720    $ 1,917,933    139,843    $3,079,859
                                                                                  ===========               ==========
        Shares outstanding:
          Beginning of period......................................    139,843                        --
                                                                     ---------                   -------
          End of period............................................    224,563                   139,843
                                                                     =========                   =======

                             15 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)

       Transactions in Class C Shares of the Eagle International Equity Portfolio during the six month period ended April 30, 1997 and for the period ended October 31, 1996 were as follows:

                                                                          EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                                   ---------------------------------------------------
                                                                   FOR THE SIX MONTH PERIOD      FOR THE PERIOD ENDED
                                                                     ENDED APRIL 30, 1997          OCTOBER 31, 1996
                                                                   -------------------------     ---------------------
        CLASS C SHARES                                              SHARES         AMOUNT        SHARES       AMOUNT
        --------------                                             ---------     -----------     ------     ----------
        Shares sold..............................................     65,722     $ 1,488,624     56,036     $1,238,468
        Shares issued on reinvestment of distributions...........      1,158          25,899        --              --
        Shares redeemed..........................................     (9,009)       (203,415)    (2,012)       (44,397)
                                                                   ---------     -----------     ------     ----------
        Net increase.............................................     57,871     $ 1,311,108     54,024     $1,194,071
                                                                                 ===========                ==========
        Shares outstanding:
          Beginning of period....................................     54,024                        --
                                                                   ---------                     ------
          End of period..........................................    111,895                     54,024
                                                                   =========                     ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the six month period ended April 30, 1997, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $12,542,576 and $6,389,355, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Eagle Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed daily and payable monthly. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 2.60%, 1.97% and 2.72% on an annual basis of the Fund's average daily net assets for Eagle Class Shares, Class A and Class C Shares, respectively. Management fees of $73,252 were waived for the six month period ended April 30, 1997. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 1999, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $32,303 and $134,735 for the years ended October 31, 1995, and October 31, 1996, respectively, if total Fund expenses fall below the annual expense limitations before the end of the years ending October 31, 1997 and October 31, 1998, respectively.

     The Manager has entered into an agreement with Martin Currie, Inc., a New
        York Corporation, (the "Subadviser") to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .50% of average daily net assets on the first $100 million of assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.

     Heritage Asset Management, Inc. ("Heritage"), an affiliate of Eagle, is the
        Dividend Paying and Shareholder Servicing Agent for the Fund. Heritage also may provide certain administrative services for the Fund and may receive a fee from Eagle for performing these administrative services.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $57,047 in front-end sales charges and $884 in contingent deferred sales charges for the six months ended April 30, 1997. The Distributor paid commissions to salespersons and from these fees incurred other distribution costs.

     Pursuant to the Class A Distribution Plan adopted in accordance with Rule
        12b-1 of the Investment Company Act of 1940, at amended, the Fund is authorized to pay the Distributor a fee, equal to .25% of the average daily net assets for Class A Shares. Under the Eagle Class and Class C Distribution Plans, the Fund may pay the Distributor a fee equal to 1.00% of the average daily net assets for each Class. Such fees are accrued daily and payable monthly. The Manager, Heritage and Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

     Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that are advised by Heritage (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of Heritage receives an annual fee of $8,000, an additional fee of $2,000 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

                             16 SEMIANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, the Fund credited undistributed net investment income and debited accumulated net realized gain $236,722.

Note 6: FINANCIAL INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

     At April 30, 1997, the Fund had no outstanding forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

                             17 SEMIANNUAL REPORT

EAGLE INTERNATIONAL EQUITY PORTFOLIO

P.O. Box 10520
St. Petersburg, FL 33733

INVESTMENT ADVISER

Eagle Asset Management, Inc.
P.O. Box 10520
St. Petersburg, FL 33733
(800) 237-3101

INVESTMENT SUBADVISER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh, Scotland EH1 2ES

DISTRIBUTOR

Raymond James & Associates, Inc.
P.O. Box 12749
St. Petersburg, FL 33733
(813) 573-3800

TRANSFER AGENT/
DIVIDEND DISBURSING AGENT

Heritage Asset Management, Inc.
P.O. Box 33022
St. Petersburg, FL 33733

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1912
Boston, MA 02105

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP



EAGLE INTERNATIONAL EQUITY
        PORTFOLIO



    SEMIANNUAL REPORT
       (UNAUDITED)



      April 30, 1997